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                                                          [ARTHUR ANDERSEN LOGO]

                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                     Re: Security Associates International, Inc.
                                                 Form S-1 Registration Statement


     As independent public accountants, we hereby consent to the use of our report dated February 2, 2000 and to all references to our Firm included in or made a part of this Registration Statement.




/s/ Arthur Andersen LLP
-----------------------------

Chicago, Illinois
March 27, 2000